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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  DC  20549



                                    FORM 8-K

                                 CURRENT  REPORT


                        PURSUANT TO SECTION 13  OR  15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date or Report (Date of earliest event reported):   March 3, 2003
                                                            -------------


                     NATIONAL MANAGEMENT CONSULTANTS,  INC.
                     --------------------------------------
              (Exact name of registrant as specified in its Charter)

         Delaware                    000-28459            22-3360133
----------------------------     ---------------       -------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)              File No.)          Identification No.)

150 Broadhollow Road, Melville, New York                     11747
----------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code:  (631) 385-6200
                                                            --------------



                                       N/A
                                       ---
                         (Former Name or former address,
                         if changed since last report.)



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Item 5.    Other Events and Regulation FD Disclosure
           -----------------------------------------

     In connection with the letter of intent described in the press release incorporated by reference into Item 9 of this Form 8-K Report, National Management Consultants, Inc. (the "Company") loaned Xcalibur Xpress, Inc. ("Xcalibur") $25,000 on February 25, 2003 and $35,000 on February 28, 2003. The loans are part of a bridge financing arrangement between the Company and Transportation Logistics Int'l., Inc. ("Transportation Logistics"), the parent of Xcalibur, pursuant to which the Company will lend Xcalibur and its affiliates up to $100,000 on a secured basis. Pending execution of appropriate secured loan documentation, the loans are evidenced by a grid promissory note due with interest at 8% per annum on June 15, 2003. Payment is guaranteed by Transportation Logistics.

Item 9.    Regulation FD Disclosure
           ------------------------

     On March 3, 2003, the Company issued a press release announcing it entered into a letter of intent with Transportation Logistics and providing additional information. A copy of this press release has been furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

        (a)     Financial Statements

                None

        (b)     Pro Forma Financial Information

                None

        (c)     Exhibits

          10.1 Grid Promissory Note given by Xcalibur Xpress, Inc. to the Company dated February 25, 2003.

          10.2 Guaranty of Transportation Logistics Int'l., Inc. issued February 25, 2003 to the Company.

          99.1 Press release dated March 3, 2003 issued by National Management Consultants, Inc. regarding letter of intent with Transportation Logistics Int'l., Inc.


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NATIONAL MANAGEMENT
                                       CONSULTANTS, INC.
                                       (Registrant)

                                          /s/ Steven A. Horowitz
Date:   March 5, 2003               By:  _____________________________
                                          Steven A. Horowitz, President


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